Longevity Biomedical

Longer, Healthier Lives



September 2024

LONGEVITY BIOMEDICAL

Disclaimer

Basis of Presentation

This presentation (together with oral statements made in connection herewith, this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to an investment in connection with a potential business combination and related transactions (the "Business Combination") between Longevity Biomedical, Inc. (the "Company") and FutureTech II Acquisition Corp. (the "SPAC") and for no other purpose. By accepting, reviewing, or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below.

No Representations and Warranties

The information contained herein does not purport to be all-inclusive and neither the Company nor the SPAC or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This information is not intended as the basis of any investment decision and may not contain all of the information that a recipient may desire, and each recipient should perform its own independent investigation and analysis with respect to any investment decision. None of the Company, the SPAC or any other person are providing you with any legal, business, accounting and/or tax or other advice, and you should seek independent third party legal, regulatory, accounting and/or tax advice concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision in connection with the Business Combination. SPAC and Company assume no obligation to update the information in this Presentation. Each recipient also acknowledges and agrees that the information contained in this Presentation (i) is preliminary in nature and is subject to change, and any such changes may be material, (ii) should not be assumed to be complete or to constitute all the information necessary to adequately make an informed decision regarding a potential investment in the Company, and (iii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of this Presentation. To the fullest extent permitted by law, in no circumstances will the SPAC or Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the proposed Business Combination, the Company or the SPAC. The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

The information contained in this Presentation has been prepared or obtained by the Company and the SPAC from their books and records and other sources that the Company and the SPAC believe to be reasonably accurate and reliable. Neither the SPAC nor Company has independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data's accuracy or completeness. However, such information necessarily incorporates significant assumptions and estimates including, but not limited to, projections and other statements that involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company or the industry in which it operates to differ materially from any future results, performance or achievements implied by such statements.

There can be no assurance that (i) the Company has correctly identified or assessed all of the factors affecting its business or the extent of their likely impact, (ii) the publicly available information on which the Company's analysis is based is complete or accurate, (iii) the Company's analysis is correct or (iv) the Company's strategy, which is based in part on this analysis, will be successful. The reader of this Presentation should not rely only on this Presentation and should take care to evaluate the Company's business and prospects based on its own assessment of the risks and opportunities facing the Company and on such information from other sources that the reader deems to be accurate and reliable.

Unless otherwise indicated, the information contained herein is believed to be accurate as of the date on the front cover and no representation or warranty is made as to its accuracy except to the extent contained in definitive documentation. This Presentation contains certain performance and statistical information. Past performance does not guarantee future results. There can be no assurance that the Company will achieve comparable results or will be able to avoid losses.

Disclaimer (contd.)

No Offer or Solicitation

This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or sell any securities, investment or other specific product, or a solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transaction, nor shall there be any sale, issuance or transfer of any securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE POTENTIAL BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS MUST RELY SOLELY ON THEIR OWN EXAMINATION OF A POTENTIAL INVESTMENT IN THE COMPANY OR THE SPAC AND THE TERMS OF THE DEFINITIVE DOCUMENTATION, INCLUDING THE MERITS AND RISKS INVOLVED, AND NOT ON ANY INFORMATION OR REPRESENTATION MADE OR ALLEGED TO HAVE BEEN MADE HEREIN OR OTHERWISE.

Cautionary Note Regarding Forward-Looking Statements

This Presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate, but are not limited to, future events or the future financial or operating performance of the Company, the SPAC or the combined company expected to result from the Business Combination (the "Combined Company"). For example, information concerning projections of future financial performance of the Company or the Combined Company, the Combined Company's business strategies, future operations, future financial position, future revenue, projected costs, liquidity, prospects, plans, objectives of management and expected market growth are forward-looking statements. These statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. As you read and consider this Presentation, you should understand that these statements, including the estimates, forecasts and assumptions contained herein, are not guarantees of performance or results. They involve risks, uncertainties and assumptions. Many factors could affect the Combined Company's actual financial results and could cause actual results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, as set forth in the slide entitled "Summary of Risk Factors" in the appendix to this Presentation, in the section entitled "Risk Factors" and "Special Note Regarding Forward-Looking Statements" in SPAC's Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, respectively, and in those documents that SPAC has filed, or will file, with the SEC. These risks and uncertainties include, without limitation, risks related to the Company's strategies and its ability to develop and monetize the businesses and technologies that it plans to acquire; the ability to complete the proposed Business Combination due to the failure to obtain approval from the SPAC's shareholders or satisfy the other closing conditions in the definitive merger agreement between the SPAC and the Company; the amount of any redemptions by the SPAC's shareholders; the ability to recognize the anticipated benefits of the Business Combination, and other risks and uncertainties included in the "Summary of Risk Factors" included as an appendix to this Presentation and as may be included in the SPAC's other filings with the SEC; and the other factors disclosed in this Presentation. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither the SPAC nor Company presently know or that SPAC and Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect SPAC's and Company's expectations, plans or forecasts of future events and views as of the date of this Presentation. SPAC and Company anticipate that subsequent events and developments will cause SPAC's and Company's assessments to change. However, while SPAC and Company may elect to update these forward-looking statements at some point in the future, SPAC and Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC's and Company's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. All forward-looking statements attributable to the Company, the SPAC or persons acting on behalf of either the Company or the SPAC are expressly qualified in their entirety by the foregoing cautionary statements.

Disclaimer (contd.)

Use of Projections

This Presentation contains projected financial information with respect to the Company, namely the information regarding the Deal Structure and Illustrative Sources & Uses on page 6 of this Presentation. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SPAC's and the Company's control. See "Cautionary Note Regarding Forward-Looking Statements" above. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, regulatory, research and development, competitive, technological and economic factors and other risks and uncertainties as described in the "Summary of Risk Factors" that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this Presentation should not be regarded as an indication that SPAC and the Company, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. Neither the independent auditors of SPAC nor the independent registered public accounting firm of the Company has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Important Information for Investors and Stockholders

The Business Combination will be submitted to shareholders of the SPAC for their consideration and approval at a special meeting of shareholders. The SPAC and the Company will file a Registration Statement with the SEC, which will include preliminary and definitive proxy statements to be distributed to the SPAC's shareholders in connection with the SPAC's solicitation for proxies for the vote by the SPAC's shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company's shareholders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, the SPAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. The SPAC's shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the SPAC's solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the SPAC, the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the SPAC, without charge, at the SEC's website located at www.sec.gov. or by directing a request to FutureTech II Acquisition Corp., 128 Gail Drive, New Rochelle, New York 10805.

The SPAC and the Company and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of the SPAC's shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the SPAC's directors and executive officers in the SPAC's filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the SPAC's shareholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of the SPAC's shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Presentation is not a substitute for the Registration Statement or for any other document that the SPAC may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the SPAC through the website maintained by the SEC at http://www.sec.gov.

Changes and Additional Information in Connection with SEC Filings

The information in this Presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules. As a result, the information in the Registration Statement may differ from this Presentation to comply with SEC rules. The Registration Statement includes substantial additional information about the Company and SPAC not contained in this Presentation. The information in the Registration Statement, as updated, supersedes the information presented in this Presentation to the extent of any conflicts between the two.

FutureTech II Acquisition Corp.

Purpose

- FutureTech II Acquisition Corp. (“FTII”) is a Nasdaq-listed special purpose acquisition company (“SPAC”) that completed a $115M IPO on February 18, 2022.

Competitive Advantages

- Experienced management and board with deep network of relationships, unique industry experience and strong deal sourcing capabilities.

Focus – Key Industry Characteristics

- Compelling long-term growth
- Attractive competitive dynamics
- Consolidation opportunities
- Low risk of technological obsolescence

LONGEVITY BIOMEDICAL

Ideal target



Ray Chen

CEO/CFO

- Has served as CFO of Goldenstone Acquisition Ltd. since 2021 and previously COO at Goldenbridge Acquisition, overseeing its merger with Sun Car Technology in 2023.
- Director and COO of Wealthbridge Acquisition, leading its merger with Scienjoy Inc., where he served as Investor Relations Officer until 2022.
- Former CEO roles include Fortissimo Film International (2016–2018) and Beijing Galloping Horse Film & TV (2013–2016).
- Held senior sales roles at Star Jet Co. Ltd. and Asia Jet Partners in the aviation industry.
- Served as Chief Executive Officer at ABC International Inc., a business consulting company based in Cleveland, Ohio.

Transaction Overview

Deal Structure

SPAC Merger

- Longevity and FutureTech II Acquisition Corp ("FTII") have negotiated a definitive business combination agreement for a SPAC merger
- Longevity will acquire Aegeria Soft Tissue LLC and Cerevast Medical, Inc pursuant to contribution and exchange agreements immediately prior to the closing of the business combination with FTII
- Longevity pre-money valuation of $100M
- 100% rollover from Longevity existing shareholders
- Targeting transaction closing in 2024

Transaction Value

- $126.9M in aggregate estimated proceeds from FTII's trust account[(1)] , Longevity equity rollover and cash in operating bank accounts[(2)]

Use of Proceeds

- Phase 3 study for Aureva™ Pulse in Ischemic Stroke
- Initiate Phase 3 study for AAT101 for Soft Tissue Construction
- Phase 2 study for Reflow RVO® for Retinal Vein Occlusion

Illustrative Sources & Uses

Sources ($M)	
Cash in Trust[(1)]	$26.8
Longevity Equity Rollover	$100.0
Cash in FTII & Longevity Operating Bank Accounts[(2)]	$0.2
Total Sources	**$126.9**

Uses ($M)	
Longevity Equity Rollover	$100.0
Cash to Balance Sheet	$21.8
Transaction Expense[(3)]	$5.1
Total Uses	**$126.9**

(1) Assumes 0% redemptions by FTII public shareholders; as of June 30, 2024, approximately $26.7M remains outstanding in the trust account.
(2) As of June 30, 2024.
(3) Estimate; includes deferred IPO underwriters' fee payable upon consummation of the business combination, professional services fees including legal, accounting and audit, IR/PR fees and Fairness Opinion fees (but subject to change).

Longevity Biomedical

Our Mission

To become the leading developer and acquirer of medical products to help people live longer, healthier lives.

Our Plan:

To build a fully-integrated biopharmaceutical company focused on the advancement of new technologies across therapeutics, monitoring, and digital health that address *diseases associated with aging.*

Our Strategy:

To leverage our team's deep knowledge in the life science sector to:

- ✓ Advance our current product candidates towards key commercial milestones
- ✓ Continuously seek new complementary technologies to add to our platform of longevity products

LONGEVITY BIOMEDICAL

Business Segments

Reflow RVO

Reflow RVO is a therapy designed to treat the root cause of Retinal Vein Occlusion ("RVO"). The therapy combines intravenous administration of microspheres with non-invasive therapeutic ultrasound delivered across the closed inferior eyelid.

AEGERIA

Aegeria is a clinical-stage regenerative medicine company whose primary asset is an exclusive worldwide license from Johns Hopkins University ("JHU") for a biomatrix technology designed for soft tissue reconstruction. Aegeria is currently focused on using this technology in the treatment of soft tissue aesthetic and lumpectomy defects.

AUREVA™ PULSE

The Aureva™ Pulse is a therapeutic ultrasound device that is designed to treat patients with ischemic stroke. It is used in combination with tPA during the acute phase of ischemic stroke to break-up blood clots and restore blood flows to the ischemic (oxygen deprived) regions of the brain.

Why Focus on Diseases Associated with Aging?

Aging affects everyone….

The Global Population is Growing Older



2.1 Billion
21.5%
1.4 Billion
16.5%
901 Million
12.3%
2050
2030
2015

Number and Proportion of People > 60 Years of Age Globally[1]



In **2015**, **1** in **8** people worldwide was >60 years of age

By **2030**, **1** in **6** people worldwide will be >60 years of age

By **2050**, **1** in **5** people worldwide will be >60 years of age

By the middle of the 21st century, the number of people over the age of 60 years of age is expected to be > 2 billion globally[1]

The demand for products that treat age-related diseases is expected to increase dramatically

LONGEVITY BIOMEDICAL

Forecasted Market Growth

Global Outlook for Products that Treat Age-Related Conditions



(In $billions)
50
40
30
20
10
$25.1B
$44.2B
2020
2030



The global longevity therapy market is expected to grow from $25.1 billion in 2020 to $44.2 billion by 2030[2]

Longevity Biomedical is Uniquely Positioned to Capitalize on Diseases of Aging

1

Advanced solutions across well-defined areas of chronic age-related conditions

- Ophthalmology
- Soft-Tissue Repair
- Cardiovascular Disease


LONGEVITY BIOMEDICAL

2

Complementary technologies

- Regenerative therapeutics
- Restore tissue form & function
- Increase health span

3

Experienced management team

- Technology founders
- Deep therapeutic knowledge
- Product domain experts

Key elements of success assembled to advance technology assets and build shareholder value

Ophthalmic Therapeutic Solutions

- LBI-001: Retinal Vein Occlusion



LONGEVITY BIOMEDICAL

Retinal Vein Occlusion (RVO) Overview




Retinal vein occlusion (RVO) blocks proper drainage of blood from retinal territory
Increased VEGF signalling
Weakening of vessel walls and increased vascular permeability
Angiogenesis leading to edema in retina & macula
Hemorrhage and accumulation of blood in the retinal beds
Vision impairment

RVO Facts

- "Stroke of the eye"
  - Vessel occlusion that slows or stops proper venous drainage from the retinal tissue
- Progressive vision loss leading to complete blindness if untreated

Causes

- Age
- Diabetes, high blood pressure, obesity, genetics

Medical Need

- Second most common retinal vascular disease and a significant cause of blindness worldwide[3,4]
- Current treatment option is anti-VEGF
  - Limited therapeutic effect addressing only angiogenesis and associated edema[3,4]



Intra-vitreal injection of anti-VEGF

LONGEVITY BIOMEDICAL

Our Solution

Reflow RVO



Ocular Ultrasound Device



Perflutren Lipid Microspheres



Therapeutic ultrasound plus microspheres for the treatment of retinal vein occlusion

Product Features & Benefits

Reflow RVO

Lipid Microspheres


Lipid shell
Gas core
DPPA
DPPC
DPPE
Octafluoropropane

- **1.1-3.3 µm In Diameter:** Small size enables microspheres to pass through occlusion
- **Acoustically Active:** Ultrasound pressure fluctuations induce microsphere cavitation to disrupt retinal vein occlusion

Ocular Ultrasound Device



- Dual imaging and therapeutic functionality
- Touchscreen controls/display
- Proprietary ultra-high bandwidth ocular probe

Mechanism of Action

1. Retinal Vein Occlusion
2. Intravenous Microsphere Introduction
3. Ultrasound-Induced Microsphere Cavitation
4. Restoration of Blood Flow



Microsphere at Rest

Microsphere Cavitation in the Presence of Ultrasound


3 µm

1. At Rest
   - Microspheres stable in circulation
   - Small size facilitates clot penetration
2. Expansion & Contraction Cycle
   - Acoustic pressure fluctuations induce microspheres to expand & contract (cavitation)
3. Fragmentation & Dispersion
   - Microspheres breakdown in circulation: gas exhaled via respiration and lipids metabolized by liver

Cavitational energy enables safe, non-invasive recanalization of vessel occlusions

LONGEVITY BIOMEDICAL

Supporting Data

Reflow RVO

Pre-Clinical

Rabbit Model (n=28)

Tx Group	Immediate Reperfusion (30-45 min)	Late Reperfusion (48 hrs)
Ultrasound + microspheres (n=16)	50%	93%
Ultrasound + Saline (n=6)	0%	33%
Control (n=6)	0%	0%

Fluorescein Angiography

Pre-Treatment



00:29 FA

Laser-induced photothrombosis to establish complete RVO

Post-Treatment



00:51 FA

Complete reperfusion

Clinical

First-In-Man Safety Study (n=8)

- Retinal vein occlusion diagnosed within previous 24 months
- Active treatment only (ultrasound + microspheres)
- Single treatment, 6 month study duration

Best Corrected Visual Acuity (BCVA)



ETDRS Letter Score
80
60
40
20
0
+ 10.8 Letters
Baseline
6-month

Retinal Edema



OCT (Microns)
500
400
300
200
100
0
- 68.4 Microns
Baseline
6-month

Intraocular Pressure



IOP (mm Hg)
20
15
10
5
0
- 3.0 mm Hg
Baseline
6-month

LONGEVITY BIOMEDICAL

Target Market

Reflow RVO

- Estimated global market size in 2023: 28.0 million cases[5]

  New Cases Per Year (patients over 40 years of age)
  - US: ~215,000 cases[6]
  - Europe: ~590,000 cases[7]
  - China: ~1.35 million cases[6]

- Market size projected to increase at a rate of 8.8% per year due to aging population[8]

- > $1 billion annual global market opportunity[9]

Prevalence & Treatment Options

>28+ Million	2nd	0
Patients Worldwide[12]	Leading Cause of Retinal Blindness[10,11]	Treatments Addressing Root- Cause

Significant disease burden with zero treatments addressing root-cause

Soft Tissue Repair

- LBI-101: Soft Tissue Reconstruction



LONGEVITY BIOMEDICAL

Soft Tissue Repair Overview

Current Approaches to Soft Tissue Reconstruction

Dermal Fillers



Autologous Fat Grafting



Application

Dermal Fillers:
- Injection of natural and/or synthetic materials
- Typically used in smaller aesthetic applications

Autologous Fat Grafting:
- Use of body's own fat tissue for repairing defects
- Typically used in larger reconstructive applications

Limitations

Dermal Fillers:
- Not a permanent solution
- Often results in foreign body response
- Not a solution for larger defects

Autologous Fat Grafting:
- Excess fat tissue not always available in all patients
- Often variable results
- Requires a harvest surgery

Medical need for permanent solution without need for fat grafting

Our Solution

Tissue replacement solution for treatment of soft tissue defects, reconstructive surgery and aesthetics that avoids barriers of autologous fat grafting

Fat Tissue



Tissue Processing

Lipid Removal

Physical Processing

Chemical Processing

Extracellular Matrix



Sterilize

Injectable, Off-the-Shelf Fat Substitute



Permanent soft tissue replacement that mimics native fat & promotes new tissue growth

Product Features & Benefits

AEGERIA



Injectable Biologic for Tissue Reconstruction

Product Characteristics

- An **off-the-shelf** substitute for autologous fat grafting
- Adipose matrix that mimics autologous fat with clinically validated regenerative immunomodulatory properties
- Clinically exhibits **regenerative properties** leading to permanent tissue replacement
- Ease of injection – similar to synthetic fillers
- **Terminally sterilized** and packaged in ready-to-use syringes
- Consistent product quality and handling characteristics
- Biocompatible approach reduces risk of foreign body response that occurs with synthetics
- Can be processed into multiple forms for different applications (lumpectomy, facial-cranial, etc.)

Supporting Data

AEGERIA

Pre-Clinical

- Stimulates adipogenesis of stem cells in vitro



- Maintains injection volume and can be combined with cell therapies (rodent)


Volume peristence
Volume ratio
Week
1.6
1.2
0.8
0.4
0
0
2
4
6
8
10
12

- Stimulates adipose formation in vivo and comparable volume maintenance to fat grafting without cyst formation (rodent)


Fat Grafting
AAT

- Large animal (swine) implants support high volume injections (total 100cc, 20cc increments)


Volume Ratio
1.4
1.2
1
0.8
0.6
0.4
0.2
0
3 cc
10 cc
20 cc


33

LONGEVITY BIOMEDICAL

Clinical

Injection Volume Dose Escalation


Volume
20cc
10cc
4cc
2cc
Phase 1
(n = 7)
Complete
5 Patients
Group 1
5 Patients
Group 2
5 Patients
Group 3
Phase 2 (n=15) Follow-up Ongoing

- Phase 2: Additional injection allowed up to 40cc total AAT injection volume
- Phase 1: 7 patients received 2cc injection volume and 1 subject received 4cc

Results

Phase 1:
Well tolerated, demonstrated cell migration into implant
Phase 2:
Well tolerated through 2nd dose cohort, favorable physician/subject reports, pathology confirms cell migration into implant

Endpoints

1. Image guided biopsy to evaluate safety and new tissue growth



2. Imaging method developed for volume monitoring



3. Physician reported satisfaction
4. Subject reported satisfaction
5. Incidence and rate of adverse events

Target Markets

AEGERIA

Large and growing target markets ranging from small to large tissue defects resulting from medical disorders, trauma, surgery and cosmetic procedures

Therapeutic Area	Application	Annual Procedures
Trauma	Burn / Scar	40,000+[10]
Oncology / Plastic and Reconstructive Surgery	Lumpectomy / Breast Reconstruction / Radiation Damage	364,753[11]
Plastic Surgery/Dermatology	Facial rejuvenation (soft tissue fillers only)	1.9M[11]
Plastic Surgery	Gluteal Augmentation (implants and fat grafting)	61,387[11]
Plastic Surgery/Dermatology	Fat injection in the face	39,129[11]

Global Breast Implant Market[12]

2019 → 2020-2027 → 2027

$2.76 BN — CAGR: 7.2% — $3.05 BN

Global Dermal Filler Market[13]

2022 → 2021-2027 → 2027

$5.01 BN — CAGR: 7.8% — $7.3 BN

Cardiovascular

- LBI-201: Ischemic Stroke



Acute Ischemic Stroke Overview

Cause

- Caused by a blood clot or blockage to one or more arterial vessels in the brain
  - Red blood cells unable to deliver oxygen to critical regions of the brain
- Results in the death of brain cells (neurons)
  - During each minute of a stroke[14]:
    - 1.9 million neurons die
    - 14 billion synapses lost
    - 7.5 miles of myelinated fibers irreversibly destroyed
- Inability to rapidly restore blood-flow results in brain damage and long-term disability







Medical Need

- Second leading cause of death worldwide[15]
  - Global incidence of 13.7 million cases
  - Over 5.5 million deaths annually
  - Leading cause of death in people > 60 years of age
- Leading cause of long-term disability
- 25% lifetime risk for individuals >25 years old[16]

LONGEVITY BIOMEDICAL

Our Solution

- Ultrasonic headframe that delivers therapeutic energy to the brain for the treatment of ischemic stroke in combination with clot-dissolving drug therapy
  - Ultrasound generates a stirring effect (acoustic streaming) at the site of occlusion to break-up the clot and restore blood flow
- Addresses current treatment gap for large vessel occlusion stroke patients that present at hospitals without capabilities to perform surgical intervention
  - Portable design enables treatment to be administered during transport to comprehensive stroke centers
- Proprietary transducer technology
  - Targets ultrasound delivery to confirmed region of vessel occlusion
- Safe and easy to use
  - Non-invasive
  - Operator independent
  - No increase in bleeding risk[17,18,19]

AUREVA™ PULSE



Designed for rapid deployment in the emergency room and during ambulance transfer to comprehensive stroke center

Product Features & Benefits

AUREVA™ PULSE

Mechanism of Action



Arterial blood clot



Fibrin provides structural matrix of blood clot

Ultrasound Vs. No Ultrasound Comparison



Fibrin strands – no ultrasound



Fibrin strands in the presence of 2 MHz ultrasound

Control Box Hardware



Interactive Software


AUREVA 100%
B
9MX
4 Conduct Therapy
33%
01:20:00

- Applies optimized low frequency pulse sequencing
- Small form factor (5x9x2 in.) enables therapy to be performed during patient transfer
- 4.3” interactive touchscreen interface
  - Guides setup
  - Start & pause therapy
  - Displays therapy progress & region treated

Non-invasive compact control box & intuitive interface supports seamless integration

Supporting Data

AUREVA™ PULSE

Clinical Validation

	Complete Recanalization	Symptomatic Intracranial Hemmorhage (sICH)
CLOTBUST HF 1 Healthy Volunteers (n=15) Ultrasound Only	------	0%
CLOTBUST HF 2 Stroke Patients (n=20) Single Arm - Ultrasound + tPA	40%	0%

CLOTBUST ER*
Stroke Patients (n=676)
Randomized - Ultrasound + tPA vs tPA
*(Results from recanalization sub-study)



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
40.0%
21.7%
2.7%
2.3%

LVO Meta-Analysis[20]: 7 Clinical Studies

- 1,102 patients (272 confirmed LVO cases)
  - 138 Treatment (tPA +US)
  - 134 Control (tPA alone)

	TX	CONT.	OR [95% CI]
Complete Recanalization	40.3%	22.4%	2.37 [1.36, 4.11] p = 0.0015
Safety (sICH)	7.3%	3.7%	1.76 [0.59, 5.25] p = 0.1990
All Cause Mortality	14.8%	15.1%	1.00 [0.52, 1.95] p = 0.9093



0.01
0.5
2
10
Favors CONT.
Favors TX

Nearly 2-fold improvement in recanalization without additional safety risk

Target Market

Global incidence: 13.7 million cases[16]



New Cases per Year

- U.S: 800,000 cases[16]
- Europe: 1.1 million cases[15]
- China: 5.5 million cases[15]

Stroke incidence is increasing due to aging population and related co-morbidities (high blood pressure, obesity, diabetes)

Stroke treatment market is large and growing:

- Estimated global cost of stroke is over $721 billion annually[21]
- Between 1990 – 2019, there was a 70% increase in the global incidence of stroke[21]

Significant medical need with limited treatment options

Diversified, Late-Stage Clinical Pipeline

Indication	Technology	Regulatory Status	Phase 1	Phase 2	Phase 3
Product Candidates					
Stroke	Therapeutic Ultrasound	IDE Cleared – Not Enrolling			
Tissue Repair	Injectable Biologic	IND Cleared - Ongoing			
Retinal Disease	IV Microspheres + Ultrasound	IDE Cleared – Not Enrolling			

Ophthalmology

Soft Tissue Reconstruction & Repair

Cardiology

Stroke: Acute ischemic stroke (large vessel occlusion (LVO))
Tissue Repair: Allogenic Soft tissue repair/reconstruction
Retinal Disease: Retinal vein occlusion (RVO)

Forecasted Development Timeline


2024
2025
2026
2027
2028
2029
Ischemic Stroke
Phase 3
Forecasted Approval
Soft Tissue Repair
Phase 2 (follow-up)
Phase 3
Forecasted Approval
Retinal Vein Occlusion
Phase 2
Phase 3
Forecasted Approval

Advanced stage assets with near term inflection points

*Assumes all programs running concurrently
*Funding dependent based on transaction closing before end of 2024

Intellectual Property

Cardiovascular

5 Patent Families
19 Issued Patents

Soft Tissue Replacement

2 Patent Families
10 Issued / 1 Pending Patent

Ophthalmology

2 Patent Families
5 Issued Patents

---

35 Granted / Pending Patents

~ Additional patent applications in process

Comprehensive IP Estate Providing Strong Barrier to Entry

~ Patent expirations extending beyond 2037

Management Team

Seasoned management team with track record of developing and commercializing novel technologies(1)



Bradford Zakes
President & Chief Executive Officer

- 30+ years of experience across pharma, biotech, medtech
- CEO, Cerevast Medical, Inc.
- CEO, ImaRx Therapeutics, Inc.
- GSK
- ICOS Corporation



Francesco Curra, Ph.D.
Chief Technology Officer

- 20+ years of experience in academia and private sector R&D in ultrasound imaging, high-intensity focused ultrasound ("HIFU"), tissue bioeffects\Developed state-of-the-art 3D models for HIFU therapy



Andrew Leo
Chief Operations Officer

- 30+ years of experience in quality and regulatory affairs
- Cerevast Medical, Inc.
- Sonus Pharmaceuticals, Inc. (Nasdaq: SNUS)
- Brigham and Women's Hospital

Successful Exits

- ICOS Corporation acquired by Eli Lilly ($2.3B in 2007)
- Sonus acquisition of Oncogenix (2008)
- Cartilix Inc. acquired by Biomet ($60M in 2009)

LONGEVITY BIOMEDICAL

(1) Reflects post-combination management team.

Scientific Advisory Board

Chairperson and Chief Scientific Advisor



Jennifer Elisseef, Ph.D.
Morton Goldberg Professor and Director of the Translational Tissue Engineering Center
Johns Hopkins University

Scientific Advisory Board Members



Mark Humayun, MD, Ph.D.
Cornelius J. Pings Chair in Biomedical Sciences, USC



Andrei Alexandrov, MD
Semmes-Murphy Professor and Chairman, UTHSC



Patrick J Byrne, MD, MBA
Professor of Otolaryngology, Head and Neck Surgery
Cleveland Clinic

Longevity Biomedical Summary

- **Advancing solutions across well-defined areas of chronic age-related conditions associated with degeneration of tissue form and function**
- **Late-stage clinical pipeline of patented treatments**
- **Public listing targeted to occur in 2024**
- **Future growth opportunity to acquire/partner with high quality companies that support the company's business model and establish consumer-directed digital health platform**

Attainable business model to become a leading developer and acquirer of medical products to help people live longer, healthier lives.

References

1. Department of Economic and Social Affairs Population Division *World Population Prospects The 2015 Revision,* https://population.un.org/wpp/publications/files/key_findings_wpp_2015.pdf
2. Allied Marker Research Report (2022) *Longevity and Anti-senescence Therapy Market by Therapy (Senolytic Drug Therapy, Gene Therapy, Immunotherapy), by Application (Cancer, Others), by End user (Hospital, Medical Service Institution): Global Opportunity Analysis and Industry Forecast, 2020-2030.* https://www.alliedmarketresearch.com/longevity-and-anti-senescence-therapy-market-A14010
3. Ip, M., & Hendrick, A. (2019). Retinal Vein Occlusion Review. *Asia-Pacific Journal of Ophthalmology*, *7*(1), 40–45. https://doi.org/10.22608/APO.2017442
4. Ho, M., Liu, D. T. L., Lam, D. S. C., & Jonas, J. B. (2016). Retinal Vein Occlusions, from Basics to the Latest Treatment. *Retina*, *36*(3), 432–448. https://doi.org/10.1097/IAE.0000000000000843.
5. Song P, Xu Y, Zha M, Zhang Y, Rudan I. Global epidemiology of retinal vein occlusion: a systematic review and meta-analysis of prevalence, incidence, and risk factors. J Glob Health. 2019 Jun;9(1):010427. doi: 10.7189/jogh.09.010427. PMID: 31131101; PMCID: PMC6513508.
6. American Academy of Ophthalmology, Retinal vein Occlusions: https://www.aaojournal.org/article/S0161-6420(15)01267-1/pdf
7. Li JQ, Terheyden JH, Welchowski T, et al. Prevalence of retinal vein occlusion in Europe: a systematic review and meta analysis. Opthalmologica. 2018 Dec;5:1-7. PMID: 30517942.
8. Polaris market Research (2022). Retinal Vein Occlusion (RVO) Market Share, Size, Trends, Industry Analysis Report, By Disease Type (Central Retinal Vein Occlusion (CRVO), Branch Retinal Vein Occlusion (BRVO)); By Treatment; By Region; Segment Forecast, 2022 – 2030, https://www.polarismarketresearch.com/industry-analysis/retinal-vein-occlusion-market
9. Longevity Biomedical Inc. Internal Financial Model (available upon request)
10. https://ameriburn.org/who-we-are/media/burn-incidence-fact-sheet/
11. Databank, N. (2022). Aesthetic Plastic Surgery National Databank Statistics 2020-2021. *Aesthetic Surgery Journal*, *42*(1), 1–18. https://doi.org/10.1093/asj/sjac116
12. Fortune Business Insights, *Medical Device/Breast Implants Market. Report ID: FBI101404, https://www.fortunebusinessinsights.com/industry-reports/breast-implants-market-101404*
13. Fortune Business Insights, *Medical Device/Dermal Fillers Market. Report ID: FBI100939, https://www.fortunebusinessinsights.com/industry-reports/dermal-fillers-market-100939*
14. Saver, J. L. (2006). Time is brain - Quantified. *Stroke*, *37*(1), 263–266
15. Johnson, C. O., Nguyen, M., Roth, G. A., et al.. (2019). Global, regional, and national burden of stroke, 1990–2016: a systematic analysis for the Global Burden of Disease Study 2016. *The Lancet Neurology*, *18*(5), 439–458
16. AHA (2022). Heart Disease and Stroke Statistics—2022 Update: A Report From the American Heart Association. Circulation 145:e153–e639. DOI: 10.1161/CIR.0000000000001052
17. Barlinn, K., Barreto, A. D., Sisson, A., Liebeskind, D. S., Schafer, M. E., Alleman, J., Zhao, L., Shen, L., Cava, L. F., Rahbar, M. H., Grotta, J. C., & Alexandrov, A. V. (2013). CLOTBUST-Hands Free. Stroke, 44(6), 1641–1646
18. Barreto, A. D., Alexandrov, A. V., Shen, L., Sisson, A., Bursaw, A. W., Sahota, P., Peng, H., Ardjomand-Hessabi, M., Pandurengan, R., Rahbar, M. H., Barlinn, K., Indupuru, H., Gonzales, N. R., Savitz, S. I., & Grotta, J. C. (2013). Clotbust-hands free: Pilot safety study of a novel operator-independent ultrasound device in patients with acute ischemic stroke. Stroke, 44(12), 3376–3381
19. Alexandrov, A. V., Köhrmann, M., Soinne, L., Tsivgoulis, G., Barreto, A. D., Demchuk, A. M., Sharma, V. K., Mikulik, R., Muir, K. W., Brandt, G., Alleman, J., Grotta, J. C., Levi, C. R., Molina, C. A., Saqqur, M., Mavridis, D., Psaltopoulou, T., Vosko, M., Fiebach, J. B., … Schellinger, P. D. (2019). Safety and efficacy of sonothrombolysis for acute ischaemic stroke: a multicentre, double-blind, phase 3, randomised controlled trial. The Lancet Neurology, 18(4), 338–347
20. Tsivgoulis, G., Katsanos, A. H., Eggers, J., Larrue, V., Thomassen, L., Grotta, J. C., Seitidis, G., Schellinger, P. D., Mavridis, D., Demchuk, A., Novotny, V., Molina, C. A., Veroniki, A. A., Köhrmann, M., Soinne, L., Khanevski, A. N., Barreto, A. D., Saqqur, M., Psaltopoulou, T., … Alexandrov, A. V. (2021). Sonothrombolysis in patients with acute ischemic stroke with large vessel occlusion: An individual patient data meta-analysis. Stroke, 52(12), 3786–3795
21. Feigin VL, Brainin M, Norrving B (2022). World Stroke Organization (WSO) Global Stroke Fact Sheet. *Int J Stroke.* Jan; 17(1): 18-29.

Appendix

Summary of Risk Factors

All references to the "Company," "we," "us" or "our" refer to Longevity Biomedical, Inc., prior to the Business Combination and the Combined Company following the Business Combination. The risks presented below are certain of the general risks related to the business of the Company, the SPAC and the Business Combination between the Company and the SPAC, and such list is not exhaustive. The list below has been prepared solely for purposes of inclusion in this Presentation and not for any other purpose. Investors are encouraged to perform their own investigation with respect to the business, prospects, financial condition and operating results of the Company and our business, prospects, financial condition and operating results following the completion of the Business Combination.

The occurrence of one or more of the events or circumstances identified in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flow, financial condition and results of operations of the Company following the Business Combination. The Company may face additional risks and uncertainties that are not currently known, or that are currently deemed immaterial, which may also impair the Company's business, prospects, financial condition or operating results.

Risks relating to the business of the Company, the Business Combination and the business of the SPAC will be disclosed in future documents filed or furnished by the Company and/or the SPAC with the SEC, including the documents filed or furnished in connection with the Business Combination between the Company and SPAC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and the SPAC and the Business Combination between the Company and the SPAC, and may differ significantly from, and be more extensive than, those presented below.

Risks Related to Our Business and Industry

- We have a history of net losses, and we expect to continue to incur losses for the foreseeable future. If we ever achieve profitability, we may not be able to sustain it.
- We currently have no operating history and are acquiring certain technologies and businesses in connection with the Business Combination, and therefore we currently have no sources of revenue. We may never become profitable.
- If we do not achieve our projected development and commercialization goals for the technologies we intend to acquire, our business may be harmed.
- The clinical study process required to obtain regulatory approvals or certifications carries substantial risks and is lengthy and expensive with uncertain outcomes. If our clinical studies are unsuccessful or significantly delayed, or if we do not complete our clinical studies, our business may be harmed.
- Failures or perceived failures in our clinical studies will delay and may prevent our product candidate development and regulatory approval or certification process of our product candidates, damage our business prospects and negatively affect our reputation and competitive position.
- Even if we obtain all necessary FDA approvals, our product candidates may not achieve or maintain market acceptance.
- We may be unable to compete successfully with larger companies in our highly competitive industry.
- Our operating results may fluctuate significantly, which makes our future operating results difficult to predict and could cause our operating results to fall below expectations or any guidance we may provide.
- The sizes of the markets for our product candidates have not been established with precision, and may be smaller than we estimate.
- Interim, "top-line" and preliminary data from our clinical studies that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data.
- Our product candidates may in the future be associated with serious adverse events, undesirable side effects or have other properties that could halt their clinical development, prevent their regulatory approval or certification, limit their commercial potential or result in significant negative consequences.
- We will be dependent on attracting, retaining and developing key management, clinical, scientific, regulatory, quality, marketing and other expert personnel, and losing these personnel could impair the development and sales of our products or product candidates.
- If we make acquisitions, we could incur significant costs and encounter difficulties that harm our business.
- If we do not manage our growth or control costs related to growth, our results of operations will suffer and could make it difficult to execute our business strategy.
- Litigation and other legal proceedings may adversely affect our business.
- Product liability and other claims against us may reduce demand for our products or result in substantial damages, and litigation and other legal proceedings may adversely affect our business.
- The misuse or off-label use of our products may harm our reputation in the marketplace, result in injuries that lead to product liability suits or result in costly investigations, fines or sanctions by regulatory bodies if we are deemed to have engaged in the promotion of these uses, any of which could be costly to our business.

Appendix (contd.)

- Economic conditions may adversely affect our business, financial condition and share price.
- Business disruptions could seriously harm our future revenue and financial condition and increase our costs and expenses.
- We may in the future bring certain cGMP product release testing, stability testing and cGMP pharmaceutical manufacturing capabilities in-house, and we may not be able to do so successfully or in compliance with FDA regulations.
- We may expend our limited resources to pursue a particular product or indication and fail to capitalize on products or indications that may be more profitable or for which there is a greater likelihood of success.
- Changes in methods of product candidate manufacturing or formulation may result in additional costs or delay.
- The financial statement footnotes of the Company and each of Aegeria Soft Tissue LLC and Cerevast Medical, Inc. (collectively, the "Targets") include disclosure regarding the substantial doubt about the ability of the respective companies to continue as a going concern.
- We and each of the Targets identified material weaknesses in its internal control over financial reporting. If our remediation of these material weaknesses is not effective, or if we experience additional material weaknesses or otherwise fail to maintain an effective system of internal controls in the future, we may not be able to accurately report our financial condition or results of operations.
- We may need to raise additional capital to fund our currently planned operations and achieve our goals. If we are unable to raise additional capital when needed on acceptable terms or generate cash flows necessary to maintain or expand our operations, we may not be able to compete successfully, which would harm our business, results of operations, and financial condition.
- If we fail to maintain an effective system of disclosure controls and internal control over financial reporting, our ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.
- We are dependent on third party manufacturers, as well as third parties, for our supply chain, which could expose us to a number of risks that may delay development, regulatory approval and commercialization or result in higher product costs.
- Negative public opinion and increased regulatory scrutiny of our operations may adversely impact the development or commercial success of our current and future product candidates.
- If we encounter difficulties enrolling patients in our clinical trials, our clinical development activities could be delayed or otherwise adversely affected.
- Our product candidates may be studied in clinical trials sponsored by organizations other than us, or in investigator initiated clinical trials, which means we will have minimal or no control over the conduct of such trials.
- We rely on third parties to manufacture our product candidates, and we expect to continue to rely on third parties for the clinical as well as any future commercial supply of our product candidates and other future product candidates. The development of our current and future product candidates, and the commercialization of any approved products, could be stopped, delayed or made less profitable if any such third party fails to provide us with sufficient clinical or commercial quantities of such product candidates or products, fails to do so at acceptable quality levels or prices or fails to achieve or maintain satisfactory regulatory compliance.
- Our information technology systems, or those of any of our CROs, manufacturers, other contractors, consultants, vendors, collaborators or potential future collaborators, may fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data, which could result in additional costs, loss of revenue, significant liabilities, harm to our brand and material disruption of our operations.
- We must successfully maintain and upgrade our information technology systems, and our failure to do so could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Legal and Regulatory Matters

- Disruptions at the FDA and other government agencies caused by funding shortages or global health concerns could hinder their ability to hire, retain or deploy key leadership and other personnel, or otherwise prevent new or modified products from being developed, approved, certified or commercialized in a timely manner or at all, or otherwise prevent those agencies and bodies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business.
- Changes in tax laws could adversely affect the taxes we pay and, as a result, adversely affect our financial condition and results of operations.
- Healthcare reform initiatives and other administrative and legislative proposals may adversely affect our business.
- We may not comply with all of the material terms of the licenses under which our technology has been acquired or supply agreements pursuant to which components of our products are supplied, which may require us to expend resources to regain compliance and which may adversely impact our results of operations.
- Regulatory compliance is expensive, complex and uncertain, and approvals or certifications can often be denied or significantly delayed. We may not obtain the necessary approvals or certifications and failure to obtain timely regulatory approval or certification, if at all, would adversely affect our business.
- Our current and/or future products may be viewed by the FDA as combination products and the review of combination products is often more complex and more time consuming than the review of other types of products.

Appendix (contd.)

- Healthcare cost-containment pressures and legislative or administrative reforms resulting in restrictive coverage and reimbursement practices of third-party payors could decrease the demand for our products, the prices that customers are willing to pay for those products and the number of procedures performed using our devices, which could have an adverse effect on our business.
- Even if we obtain regulatory approval or certification for a product candidate, our products will remain subject to regulatory scrutiny and post-marketing requirements. Failure to comply with post-marketing regulatory requirements could subject us to enforcement actions, including substantial penalties, and might require us to recall or withdraw a product from the market.
- Breakthrough device designation by the FDA for any device candidate may not lead to a faster development or regulatory review or approval process, and it does not increase the likelihood that the product candidate will receive marketing approval.
- We applied for Regenerative Medicine Advanced Therapy (RMAT) designation and did not receive designation for our LBI-101 product. There is no guarantee that we will receive RMAT designation for current or future products.
- Our relationships with customers, third-party payors and others may be subject to applicable anti-kickback, fraud and abuse and other healthcare laws and regulations, which could expose us to criminal sanctions, civil penalties, contractual damages, reputational harm, administrative burdens and diminished profits and future earnings.

Risk Related to Intellectual Property

- We may not effectively be able to protect or enforce our intellectual property, which could have a material adverse effect on our business, financial condition, results of operations and prospects.
- We may be unable to enforce our intellectual property rights throughout the world.
- If we cannot protect and control unpatented trade secrets, know-how and other proprietary technology that is not patent protected, we may suffer competitive harm.
- Third parties may assert that our employees or consultants have wrongfully used or disclosed confidential information or misappropriated trade secrets.
- We may be involved in litigation or other proceedings relating to patent, trade secret and other intellectual property rights, which could cause substantial costs and liability.
- Patents covering our technology or products could be found invalid or unenforceable if challenged in court or before administrative bodies in the United States or abroad.
- Obtaining and maintaining our patent protection, whether owned or licensed patents, depends on compliance with various procedural, document submission, fee payment and other requirements imposed by government patent agencies, and our patent protection could be reduced or eliminated for non-compliance with these requirements.
- Changes in U.S. patent law could diminish the value of patents in general, thereby impairing our ability to protect our products.
- We may be subject to claims challenging the ownership or inventorship of our patents and other intellectual property and, if unsuccessful in any of these proceedings, we may be required to obtain licenses from third parties, which may not be available on commercially reasonable terms, or at all, or to cease the development, manufacture and commercialization of one or more of our products.
- Patent terms may be inadequate to protect our competitive position on our product candidates for an adequate amount of time.
- We may be unable to acquire patent term extension in the United States under the Hatch-Waxman Act and in foreign countries under similar legislation.
- We may need to obtain intellectual property rights from third parties and may not be successful in obtaining necessary rights to develop any future product through acquisitions and in-licenses.
- If our trademarks and trade names are not adequately protected, then we may not be able to build name recognition in our markets of interest and our business may be adversely affected.

Risks Related to the SPAC and the Business Combination

- Since the Sponsor and the SPAC's directors and executive officers have interests that are different, or in addition to (and which may conflict with), the interests of public shareholders, a conflict of interest may have existed in determining whether the Business Combination is appropriate as initial business combination. Such interests include that Sponsor will lose its entire investment in the SPAC if initial business combination is not completed.
- The Company's and the SPAC's stockholders will experience dilution as a consequence of the Business Combination.
- We cannot assure your that our or the SPAC's stock price will not decline or not be subject to significant volatility.
- The SPAC and the Company will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Appendix (contd.)

- The SPAC may not be able to complete the Business Combination or any other business combination within the prescribed timeframe, in which case the SPAC would cease all operations, except for the purpose of winding up, and the SPAC would redeem shares of its Class A Common Stock and liquidate.
- The exercise price of the SPAC Warrants is subject to potential adjustment in the event the SPAC issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of a business combination at a price of less than $9.20 per share. If shares of Company common stock, par value $0.0001 per share ("Company Common Stock") "), are sold in the proposed PIPE Investment at a price less than $9.20 per share, the exercise price of the SPAC's Warrants at a price of $11.50 may be adjusted.
- The SPAC's independent registered public accounting firm's report contains an explanatory paragraph that expresses substantial doubt about the SPAC's ability to continue as a "going concern."
- If third parties bring claims against the SPAC, the proceeds held in the trust account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.
- The SPAC's shareholders may be held liable for claims by third parties against the SPAC to the extent of distributions received by them upon redemption of their shares.
- We may not be able to complete the Business Combination if it becomes subject to review by a U.S. government entity, such as the Committee on Foreign Investment in the United States ("CFIUS"). As a result, the pool of potential targets with which we could complete the Business Combination may be limited. In addition, the time necessary for any governmental or regulatory review or approval could prevent us from completing the Business Combination and require us to liquidate.
- The exercise of the SPAC's directors' and executive officers' discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in the SPAC's shareholders' best interest.
- If the SPAC's due diligence investigation of us was inadequate, then the SPAC's could lose some or all of their investment.
- Nasdaq may not list the combined company's securities on its exchange.
- If the Business Combination's benefits do not meet the expectations of financial analysts, the market price of Company common stock may decline.
- The SPAC is an "emerging growth company" and a "smaller reporting company" within the meaning of the Securities Act, and we believe the Company will qualify as an emerging growth company and smaller reporting company following the Business Combination. The SPAC and the Company intend to take advantage of certain exemptions from disclosure requirements available to emerging growth companies and/or smaller reporting companies, which could make their securities less attractive to investors and may make it more difficult to compare performance with other public companies.
- Each of the SPAC and the Company will incur significant transaction costs and transition costs in connection with the Business Combination.